UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 27, 2018

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

II-VI Incorporated (“II-VI” or the “Company”) is filing this Current Report on Form 8-K to provide a recast of the presentation of the historical financial statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2018 (the “2018 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”), to reflect changes as a result of the Company’s realignment of certain operating segments and the adoption of Accounting Standards Update 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit (“ASU 2017-07”), as detailed below. In this report, unless the context otherwise indicates, “we,” “us” and “our” mean II-VI and its consolidated subsidiaries, and references to any of the Notes to the accompanying Consolidated Financial Statements refer to the Notes to the Consolidated Financial Statements included in Item 8 of Part II of Exhibit 99.1 to this report.

We implemented changes to our financial reporting structure, as follows:

•

Segments - Effective July 1, 2018, the Company realigned the composition of its operating segments. The Company moved Laser Systems Group from II-VI Laser Solutions to II-VI Photonics and moved Integrated Photonics, Inc. from II-VI Photonics to II-VI Performance Products. All applicable segment information has been restated to reflect this change.

Additionally, in the first quarter of fiscal 2019, we adopted ASU 2017-07:

•

Pension and Postretirement Benefits - In March 2017, the Financial Accounting Standards Board issued ASU 2017-07, which requires bifurcation of certain components of net pension and postretirement benefit cost in the Consolidated Statements of Earnings. We adopted this ASU effective as of July 1, 2018. As a result, benefit costs, excluding any service costs component, previously included in Cost of goods sold, Internal research and development and Selling, general and administrative expenses, are now included in Other expense (income), net in our Consolidated Statements of Earnings. All comparable periods have been revised to reflect this change.

The Company is filing this report to recast its Consolidated Financial Statements as of June 30, 2018 and 2017 and for each of the years ended June 30, 2018, 2017 and 2016, to reflect the changes described above. The recast Consolidated Financial Statements and accompanying Notes are included in Exhibit 99.1 to this report, which is incorporated by reference into this Item 8.01. Also included in Exhibit 99.1 is the report of Ernst & Young LLP on the Consolidated Financial Statements, which is unchanged from the report included in the 2018 Form 10-K, other than the dual date to reflect the recast and reissuance.

The following items of the 2018 Form 10-K are being revised as reflected in Exhibit 99.1 to this report:

•	Part I, Item 1. Business;

•	Part I, Item 2. Properties;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”); and

•	Part II, Item 8. Financial Statements and Supplementary Data.

Except for minor, non-substantive revisions, only the following statements and notes within Part II, Item 8., Financial Statements and Supplementary Data have been revised from their previous presentation:

•	Consolidated Statements of Earnings;

•	Note 1, Nature of Business and Summary of Significant Accounting Policies;

•	Note 6, Goodwill and Other Intangible Assets;

•	Note 12, Segment and Geographic Reporting; and

•	Note 21, Subsequent Events.

•	Quarterly Financial Data (unaudited)

The changes referred to above had no impact on our historical consolidated financial position, results of operations or cash flows, as reflected in the recast Consolidated Financial Statements contained in Exhibit 99.1 to this report. The recast Consolidated Financial Statements do not represent a restatement of previously issued consolidated financial statements.

This report, including Exhibit 99.1, generally does not reflect events occurring after the filing of the 2018 Form 10-K and generally does not modify or update the disclosures in the 2018 Form 10-K, other than as required to reflect the changes described above. Without limitation of the foregoing, this report does not purport to update the MD&A contained in the 2018 Form 10-K for any forward-looking statements. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 and our Current Reports on Form 8-K filed with the SEC with respect to events occurring after June 30, 2018. This report should be read in conjunction with the 2018 Form 10-K, our Form 10-Q for the quarterly period ended September 30, 2018 and our Current Reports on Form 8-K filed subsequent to June 30, 2018.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar Corporation (“Finisar”) to complete their proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018 and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018 filed with the SEC on June 15, 2018.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above is, and the list of factors to be presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar will file relevant materials with the SEC, including a registration statement on Form S-4 filed by II-VI that will include a joint proxy statement of II-VI and Finisar that also constitutes a prospectus of II-VI, and a definitive joint proxy statement/prospectus that will be mailed to shareholders of II-VI and stockholders of Finisar. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI will be available free of charge within the Investor Relations section of II-VI’s internet website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar will be available free of charge on Finisar’s internet website at http://investor.finisar.com/investor-relations.

Participants in Solicitation

II-VI, Finisar, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of II-VI is set forth in its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 28, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Finisar is set forth in its Annual Report on Form 10-K for the year ended April 29, 2018, which was filed with the SEC on June 15, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Revised Part I, Item 1. “Business” and Part I, Item 2. “Properties” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 8. “Financial Statements and Supplementary Data” of II-VI Incorporated’s Annual Report on Form 10-K for the year ended June 30, 2018. Unrevised Part I, Item 1A. “Risk Factors” and Part I, Item 1B. “Unresolved Staff Comments” and Part I, Item 3. “Legal Proceedings” and Part I, Item 4. “Mine Safety Disclosures” and Part II, Item 5. “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” and Part II, Item 6. “Selected Financial Data” and Part II, Item 7A. “Quantitative and Qualitative Disclosures About Market Risk” and Part IV, Item 15. “Exhibits and Financial Statement Schedules” of II-VI Incorporated’s Annual Report on Form 10-K for the year ended June 30, 2018.

101	The financial statements and notes thereto included in this Current Report on Form 8-K of II-VI Incorporated formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated
Date: December 27, 2018	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer